SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
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                          Filed by the Registrant                     / X /
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                Filed by a party other than the Registrant            /   /
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Check the appropriate box:
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/   /    Preliminary Proxy Statement
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/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))

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/   /    Definitive Proxy Statement
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/ X /    Definitive Additional Materials
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

            PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
                PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
                PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
             PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement,
                         if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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/   /    Fee computed on table below per Exchange Act Rule 14a
----          6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

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VOTE BY PHONE CONFIRMATION LETTER
(WRITTEN)

VOTE CONFIRMATION

(Shareholder name & address of record)

[PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST/PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST II/PUTNAM INVESTMENT GRADE
MUNICIPAL TRUST III/PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL
TRUST]
Meeting of Shareholders October 1, 1998
Account:
Shares:

Votes Received: (list proposal as on proxy card)

              (FOR) (AGAINST) (ABSTAIN)

Dear Shareholder:

In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated in accordance with your telephone instructions. If any of the information is incorrect, please call 1-800-735-3428 immediately, and in any event no later than 5:00 P.M. on September 30, 1998.

Thank you for your cooperation.

Very truly yours,
(Solicitation Agent)



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